UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 5, 2025
FLEX LTD.
(Exact Name of Registrant as Specified in Its Charter)

Singapore	0-23354	98-1773351
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2 Changi South Lane, Singapore		486123
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (65) 6876-9899
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, No Par Value	FLEX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Executive Compensation

Amendment to 2017 Equity Incentive Plan

On March 5, 2025, the Board of Directors (the “Board”) of Flex Ltd. (the “Company” or “Flex”), upon the recommendation of its Compensation and People Committee (the “Committee”), approved an amendment to the Company’s 2017 Equity Incentive Plan (as amended and restated as of August 2, 2023) (the “Equity Incentive Plan”), in order to clarify the effect of a “change of control” (as defined in the Equity Incentive Plan) on outstanding equity awards by, among other things, establishing default rules for “double-trigger” vesting of equity awards that are converted, assumed or replaced in connection with a change of control. The amendment to the Equity Incentive Plan is effective with respect to awards outstanding under the Equity Incentive Plan on March 5, 2025, as well as awards granted under the Equity Incentive Plan after that date.

As amended, the Equity Incentive Plan provides that if awards outstanding immediately prior to a change of control are converted, assumed, or replaced with comparable awards by the successor or survivor corporation (or a parent or subsidiary), then, unless otherwise specifically provided in the applicable award agreement or in any other applicable written agreement or Company plan, those awards will be treated as follows in the event of a participant’s “Involuntary Termination of Service” within 24 months after the change of control:

•Any such awards with vesting based solely upon continued employment (or other service) will vest in full immediately upon such Involuntary Termination of Service, and for stock options or stock appreciation rights, such awards will become fully exercisable and remain exercisable until the earlier of (i) 90 days after the participant’s Involuntary Termination of Service, or (ii) the latest date under which the appliable stock option or stock appreciation right could have expired in accordance with its original terms under any circumstances; and

•Any such awards with vesting based in whole or in part upon the achievement of performance goals will vest in full (i) at the “target” level of performance, to the extent that the applicable performance period (or any portion thereof designated as a separate measurement period) has not been completed as of the date of the participant’s Involuntary Termination of Service, or (ii) based upon the actual level of achievement of the applicable performance goals during the applicable performance period (or the portion thereof designated as a separate measurement period), to the extent that such period has been completed as of the date of the participant’s Involuntary Termination of Service.

For purposes of “double-trigger” vesting of Equity Incentive Plan awards in connection with a change of control, an “Involuntary Termination of Service” means (a) the termination of the participant’s service by the Company (or any successor or survivor corporation, or a parent or subsidiary thereof) without “cause” (as defined in the Equity Incentive Plan) and not as a result of the participant’s death or disability, or (b) if (and only if) the participant is a party to an applicable award agreement, severance plan or other written agreement with the Company that defines “good reason” with respect to the participant, the participant’s termination of service for “good reason,” as so defined.

No other changes were made to any of the other provisions of the Equity Incentive Plan.

The foregoing description of the amendment to the Equity Incentive Plan is a summary and is qualified in its entirety by reference to the full text of the amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Amendment and Restatement of Executive Severance Plan and Amendment to CEO Offer Letter Agreement to Provide for the CEO’s Participation in the Executive Severance Plan

On March 5, 2025, the Board, upon the recommendation of the Committee, approved the amendment and restatement of the Company’s Executive Severance Plan (the “Executive Severance Plan”) and a corresponding amendment to the offer letter dated February 7, 2019 between the Company and its CEO, Revathi Advaithi (the “CEO Offer Letter”), to provide for the CEO’s participation in the amended and restated Executive Severance Plan and to better align the severance protections for participating Flex executives with market practices for a qualifying termination of employment that occurs during the 24-month period commencing on the date of a change of control of the Company (the “Change of Control Protection Period”), in each case effective on March 5, 2025. Prior to the amendment and restatement of the Executive Severance Plan and the amendment of the CEO Offer Letter, Ms. Advaithi did not participate in the Executive Severance Plan, and her severance protections instead were defined under the CEO Offer Letter. As amended on March 5, 2025 in connection with the amendment and restatement of the Executive Severance Plan, the CEO Offer Letter no longer defines any separate severance protections for the CEO, and instead provides that the CEO is a participant in the Company’s amended and restated Executive Severance Plan.

Under the amended and restated Executive Severance Plan, in the event that, during the Change of Control Protection Period, a participant’s employment is terminated by the Company without “cause” (and not as a result of the participant’s death or disability) or by the participant for “good reason” (as each such term is defined in the amended and restated Executive Severance Plan), the participant will receive the following severance benefits, subject to the participant entering into and complying with a release of claims in a form provided by the Company (including compliance with such customary non-competition, non-solicitation, non-disclosure, non-disparagement and cooperation provisions as set forth in the release of claims):

•The sum of the participant’s base salary and target annual bonus multiplied by 2.99 (for the CEO) or by two (for any other participant), payable in a single lump sum;

•Accelerated vesting of (i) the participant’s outstanding equity awards in accordance with the terms and conditions of the Equity Incentive Plan and the applicable award agreements and (ii) any unvested deferred compensation awards; and

•Continued employee benefits coverage for three years (for the CEO) or for two years (for any other participant).

The amendment and restatement of the Executive Severance Plan did not make any material changes in the amount or type of severance benefits to be provided to a participant in the event of a qualifying termination of employment outside of the Change of Control Protection Period.

The foregoing description of the amendment and restatement of the Executive Severance Plan and the amendment to the CEO Offer Letter is a summary and is qualified in its entirety by reference to the full text of the amended and restated Executive Severance Plan and the amendment to the CEO Offer Letter, which will be filed as exhibits to the Company’s Annual Report on Form 10-K for the fiscal year ending March 31, 2025.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.
10.1	First Amendment to Flex Ltd. 2017 Equity Incentive Plan (as amended and restated as of August 2, 2023) effective as of March 5, 2025.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEX LTD.

Date: March 7, 2025

	By:	/s/ Kevin Krumm
		Name:	Kevin Krumm
		Title:	Chief Financial Officer

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